Exhibit 99.10

                       GE CAPITAL MORTGAGE SERVICES, INC.

                           DISTRIBUTION DATE STATEMENT

                                   March 1998

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-4

     Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

(a) The amounts below (other than for Class R) are for a Single Certificate of $1,000:

     i)   The amount of such distribution allocable to principal:

     Class 4-A1....$     0.00000000     Class 4-A12....$     0.00000000
     Class 4-A2....$    83.82625080     Class 4-PO.....$     5.35498888
     Class 4-A3....$     0.00000000     Class 4-M......$     0.71950730
     Class 4-A4....$    33.26843020     Class 4-B1.....$     0.71950670
     Class 4-A5....$     0.00000000     Class 4-B2.....$     0.71950670
     Class 4-A6....$     9.42800796     Class 4-B3.....$     0.71950399
     Class 4-A7....$     0.00000000     Class 4-B4.....$     0.71950570
     Class 4-A8....$   165.50766911     Class 4-B5.....$     0.71950997
     Class 4-A9....$     0.00000000     Class 4-R......$     0.00000000
     Class 4-A10...$     0.00000000
     Class 4-A11...$     0.00000000

     ii) Principal Prepayments included in the above principal distribution (including the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to Section 2.02,
          2.03 (b) or 3.16, respectively,  and any amounts deposited pursuant to
          Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to Section 2.02 or 2.03(a), the proceeds of which are being distributed on such Distribution Date):

     Class 4-A1....$      0.00000000     Class 4-A12...$     0.00000000
     Class 4-A2....$     82.45315456     Class 4-M.....$     0.00000000
     Class 4-A3....$      0.00000000     Class 4-PO....$     5.26727274
     Class 4-A4....$     32.72348448     Class 4-B1....$     0.00000000
     Class 4-A5....$      0.00000000     Class 4-B2....$     0.00000000
     Class 4-A6....$      9.27357469     Class 4-B3....$     0.00000000
     Class 4-A7....$      0.00000000     Class 4-B4....$     0.00000000
     Class 4-A8....$    162.79660955     Class 4-B5....$     0.00000000
     Class 4-A9....$      0.00000000     Class 4-R.....$     0.00000000
     Class 4-A10...$      0.00000000
     Class 4-A11...$      0.00000000

     iii) The amount of such distribution to the Certificateholders of each class, allocable to Interest:

     Class 4-A1....$      6.24879805     Class 4-A12...$     6.24879823
     Class 4-A2....$      3.04575881     Class 4-M.....$     6.20469434
     Class 4-A3....$      6.24879801     Class 4-PO....$     0.00000000
     Class 4-A4....$      4.97759611     Class 4-B1....$     6.20469347
     Class 4-A5....$      6.24879818     Class 4-B2....$     6.20469062
     Class 4-A6....$      5.67930678     Class 4-B3....$     6.20469783
     Class 4-A7....$      6.65051700     Class 4-B4....$     6.20469582
     Class 4-A8....$      4.86288328     Class 4-B5....$     6.20477011
     Class 4-A9....$      6.24879831     Class 4-R.....$     0.00000000
     Class 4-A10...$      6.24879806     Class 4-S.....$     0.20507428
     Class 4-A11...$      6.24879827

     iv)  The amount of servicing  compensation  received by the Company  during
          the month preceding the month of distribution:.....$         65,093.78

(b)  The amounts below are for the aggregate of all Certificates.

     v) The Pool Scheduled Principal Balances of each Mortgage Pool on the preceding Due Date after giving effect to all distributions allocable
          to principal made on such Distribution Date:.......$    300,603,004.60

          The  aggregate  number of Mortgage  Loans  included  in the  Scheduled
          Principal Balance set forth above:.................              1,091

     vi) The Class Certificate Principal Balance of each Class and the Certificate Principal Balance of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Writedown Certificate Amount for such Distribution Date:

                                      Class Certificate           Single
                                      Principal Balance     Certificate Balance
                                      -----------------     -------------------
          Class 4-A1..................$   21,540,000.00   $     1,000.00
          Class 4-A2..................$   14,437,586.71   $       403.59
          Class 4-A3..................$   22,546,000.00   $     1,000.00
          Class 4-A4..................$   22,576,128.89   $       763.30
          Class 4-A5..................$   45,556,000.00   $     1,000.00
          Class 4-A6..................$    6,344,620.51   $       899.44
          Class 4-A7..................$   10,709,379.49   $     1,070.94
          Class 4-A8..................$   34,229,895.11   $       612.70
          Class 4-A9..................$   19,614,000.00   $     1,000.00
          Class 4-A10.................$   34,511,000.00   $     1,000.00
          Class 4-A11.................$   20,612,000.00   $     1,000.00
          Class 4-A12.................$   32,552,000.00   $     1,000.00
          Class 4-PO..................$      585,189.11   $       985.58
          Class 4-M...................$    4,349,904.00   $       992.22
          Class 4-B1..................$    3,479,724.75   $       992.22
          Class 4-B2..................$    3,479,724.75   $       992.22
          Class 4-B3..................$    1,740,358.49   $       992.22
          Class 4-B4..................$      521,909.09   $       992.22
          Class 4-B5..................$    1,217,583.70   $       992.22
          Class 4-R...................$            0.00   $         0.00
          Class 4-S...................$  271,594,197.45   $       845.66

     vii) The following pertains to any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan:

          book value......................................$            0.00
          unpaid principal balance........................$            0.00
          number of related mortgage loans................                0

     viii)The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were:

          (a)  delinquent
               (1)  30-59 days
                   *Number          12  *Principal Balance $      3,452,474.41
               (2)  60-89 days
                    Number           2   Principal Balance $        409,374.96
               (3)  90 days or more
                    Number           1   Principal Balance $        217,258.67

          (b)  in foreclosure
                    Number           0   Principal Balance $              0.00

     ix) The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased
          pursuant to Section 3.01(c): ..............      $              0.00

     x) The Certificate Interest Rates, applicable to the Interest Accrual Period relating to such Distribution Date:

          Class 4-S: ........................      0.275000%

          1.  Senior Percentage for such Distribution Date: ....... 95.27547700%

          2.  Group I Senior Percentage for such Distribution Date: 80.67334000%

          3.  Group II Senior Percentage for such Distribution Date:14.60213700%

          4.  Senior Prepayment Percentage for such Distribution
              Date:................................................100.00000000%

          5.  Group I Senior Prepayment Percentage for such
              Distribution Date: ..................................100.00000000%

          6.  Group II Senior Prepayment Percentage for such
              Distribution Date: ..................................  0.00000000%

          7.  Junior Percentage for such Distribution Date: ........ 4.72452300%

          8.  Junior Prepayment Percentage for such Distribution
              Date: ................................................ 0.00000000%